EXHIBIT 32

                            Certified Services, Inc.;
                      CERTIFICATION PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Orion Diversified Technologies, Inc. on Form 10-Q for the quarterly period ended October 31, 2004, as filed with the Securities and Exchange Commission on December 15, 2004 (the "Report"), the undersigned, in the capacities and on the dates indicated below, each hereby certify pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Certified Services, Inc.

Date: December 15, 2004

/s/  Irwin Pearl
-----------------------
Chief Executive Officer

Date: December 15, 2004

/s/  Irwin Pearl
-----------------------
Chief Financial Officer